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GENERAL MOTORS COMPANY

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BY ENTERING THE WEBSITE (THIS “SITE”) YOU ACKNOWLEDGE AND AGREE THAT YOU HAVE READ THE DISCLAIMERS ON THIS PAGE. IMPORTANT INFORMATION: GM has filed a definitive proxy statement and form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC’) in connection with the solicitation of proxies for GM’s 2017 annual meeting of shareholders (“2017 Annual Meeting”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.
CERTAIN INFORMATION REGARDING PARTICIPANTS: GM, its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of GM’s directors and executive officers and their respective interests in GM by security holdings or otherwise is set forth in the definitive proxy statement. Details concerning the nominees of GM’s Board of Directors for election at the 2017 Annual Meeting are included in the definitive proxy statement. Investors and shareholders can obtain a copy of the definitive proxy statement and other relevant documents filed by GM free of charge from the SEC’s website, www.sec.gov. GM’s shareholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed by GM by directing a request by mail to GM Shareholder Relations at General Motors Company, Mail Code 482-C23-D24, 300 Renaissance Center, Detroit, Michigan 48265 or by email to shareholder.relations@gm.com, by calling GM’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-825-8964, or from the investor relations section of GM’s website, http://www.gm.com/investors.
FORWARD LOOKING STATEMENTS: This document may include forward-looking statements. These statements are based on current expectations about possible future events and thus are inherently uncertain. Our actual results may differ materially from forward-looking statements due to a variety of factors, including: (1) our ability to deliver new products, services and experiences that attract new, and are desired by existing, customers and to effectively compete in autonomous, ride-sharing and transportation as a service; (2) sales of full-size pick-up trucks and SUVs, which may be affected by increases in the price of oil; (3) the volatility of global sales and operations; (4) aggressive competition, including the impact of new market entrants; (5) changes in, or the introduction of novel interpretations of, laws, regulations or policies particularly those relating to free trade agreements, tax rates and vehicle safety and any government actions that may affect the production, licensing, distribution, pricing, or selling of our products; (6) our joint ventures, which we cannot operate solely for our benefit and over which we may have limited control; (7) compliance with laws and regulations applicable to our industry, including those regarding fuel economy and emissions; (8) costs and risks associated with litigation and government investigations; (9) compliance with the terms of the Deferred Prosecution Agreement; (10) our ability to maintain quality control over our vehicles and avoid recalls and the cost and effect on our reputation and products; (11) the ability of suppliers to deliver parts, systems and components without disruption and on schedule; (12) our dependence on our manufacturing facilities; (13) our ability to realize production efficiencies and cost reductions; (14) our ability to successfully restructure operations in various countries; (15) our ability to manage risks related to security breaches and other disruptions to vehicles, information technology networks and systems; (16) our ability to develop captive financing capability through GM Financial; (17) significant increases in pension expense or projected pension contributions; (18) significant changes in the economic, political, and regulatory environment, market conditions, and foreign currency exchange rates; and (19) uncertainties associated with the consummation of the sale of Opel/Vauxhall to the PSA Group, including satisfaction of the closing conditions. A further list and description of these risks, uncertainties and other factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and our subsequent filings with the Securities and Exchange Commission. GM cautions readers not to place undue reliance on forward-looking statements. GM undertakes no obligation to update publicly or otherwise revise any forward-looking statements.
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PROXY MATERIALS HOME | HOW TO VOTE | LETTERS & PRESENTATIONS | BOARD OF DIRECTORS | PRESS RELEASES

Your Board of Directors and management team are transforming GM for the future

Our ongoing success has included launching dozens of award-winning products around the world, delivering four years of record global sales, returning substantial capital to shareholders and advancing our mission to define and lead the future of personal mobility. We have the right Board and the right strategy in place to build a strong and sustainable business for the long term and create increased value for our shareholders.

At this year's annual meeting, GM shareholders have an important decision to make regarding the future of their investment in GM. This website provides important information to help you make an informed choice. Whether or not you decide to attend our Annual Meeting, your vote is important. We strongly urge you to **vote the WHITE proxy card FOR ALL of your Board's nominees, AGAINST Greenlight's proposal for a dual-class share structure and in accordance with your Board's recommendation on all other matters.**

- 2016 Form 10K
- 2017 Proxy Statement

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How to Vote

Your Board of Directors strongly recommends that all GM shareholders vote the WHITE proxy card FOR ALL of your BOARD'S nominees, AGAINST Greenlight's proposal for a dual-class share structure and in accordance with your Board's recommendation on all other matters.

If you have any questions about voting your shares, feel free to contact Innisfree M&A Incorporated, which is assisting GM in this matter. From the U.S. and Canada, please call TOLL-FREE 1-877-825-8964. If outside the U.S. or Canada please call, 1-412-232-3651. Banks and Brokers, please call collect, 1-212-750-5833.

Shareholders may own GM stock in a number of different ways. But whether you hold your shares in registered name, in a personal account through a bank or broker or hold them as a participant in a GM employee plan, the basic principles of voting are the same – and voting is quick and easy.

1. First, examine any proxy materials you receive carefully. Both GM's and Greenlight's materials will be clearly marked as such. Greenlight's proxy card or voting instruction form will be labeled "Green" and be printed on green paper. We urge you to simply DISCARD any Green proxy card or voting instruction form you may receive.
2. Enclosed with the GM proxy materials you receive, you will find a WHITE proxy card or voting instruction form. *TIP: The proxy card or voting instruction form is usually the very same piece of paper that shows your address through the window envelope. Be careful not to discard it by accident.*
3. The WHITE proxy card or voting instruction form provides easy instructions for three methods of voting:

- by telephone
- by Internet
- or by simply signing, dating and returning your vote by mail in the postage-paid envelope you receive with your GM proxy materials

You may choose whichever method is most convenient for you. If you decide to vote by telephone or by Internet, you'll want to have the Control Number located on your WHITE proxy card or voting instruction form on hand.

4. Remember, if you hold shares in more than one account, you will receive a WHITE proxy card or voting instruction form for each of those accounts. Please vote using each WHITE proxy card or voting instruction form you receive.

- If you vote by telephone or Internet, you will need to refer to the Control Number that is unique to each account you own and that is shown on each WHITE proxy card.

We urge you NOT to vote using any Green proxy card or voting instruction form that you might receive from Greenlight. This is very important because only your latest-dated vote counts. Therefore, if you vote using the Green proxy card or voting instruction form (*even if you mark "withhold" on Greenlight's nominees*), it will cancel any vote you previously executed for that account using a WHITE proxy card or voting instruction form. **GM needs your votes FOR ALL of the GM nominees on the WHITE proxy card.** (If you inadvertently returned a Green proxy card or voting instruction form, you can always cancel that vote by simply submitting a later-dated vote using a WHITE proxy card or voting instruction form.)

Thank you for your support.

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PROXY MATERIALS HOME | HOW TO VOTE | LETTERS & PRESENTATIONS | BOARD OF DIRECTORS | PRESS RELEASES

Letters

- April 24, 2017 Letter to Shareholders
- 2016 Chairman's Letter

Presentations

- Investor Presentation 03-28-2017

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PROXY MATERIALS HOME HOW TO VOTE LETTERS & PRESENTATIONS BOARD OF DIRECTORS PRESS RELEASES
Board of Directors
GM’s Highly Expert Board of Directors is Focused on Driving Value for All Shareholders
GM directors have been specifically identified and recruited to align the strategic needs of the business with exceptional individuals who can deliver shareholder value. Your current Board is composed of world-class leaders who possess:
The collective skills and expertise needed to drive effective oversight and execution of GM’s strategy and management accountability
Significant global corporate strategy, operational, commercial and finance experience, including several Board members with exceptional track records of creating long-term shareholder value
A diverse range of tenures due to regular renewal, adding carefully targeted capabilities and perspectives that will best enable the company to navigate evolving opportunities and challenges
We strongly recommend that GM shareholders elect these world-class leaders by voting the WHITE proxy card FOR ALL your BOARD’S qualified and experienced nominees.
Mary T. Barra
Chairman & Chief Executive Officer, General Motors Company Director since 2014 / Chairman since 2016 Committees: Executive (Chair)
More than 36 years at GM and having served in various leadership roles, including: o CEO of GM since January 2014
Executive Vice President, Global Product Development, Purchasing and Supply Chain from 2013 to 2014 o Senior Vice President, Global Product Development, from 2011 to 2013 o Vice President, Global Human Resources, from 2009 to 2011 o Vice President, Global Manufacturing Engineering from 2008 to 2009
In-depth knowledge of the Company and the global automotive industry
Extensive leadership, strategic planning, operating and business experience and a deep understanding of the Company’s strengths, weaknesses, risks and challenges
Under her leadership, GM is working to lead the transformation of personal mobility through advanced technologies such as connectivity, electrification, autonomous driving and car sharing
Strong engineering background and leadership experience in global product development enables her to provide significant insight to the Board on one of the most critical and complex parts of GM’s business
Other Public Directorships: General Dynamics (will not stand for re-election in May 2017)
Learn More
Theodore M. Solso
Independent Lead Director, General Motors Company and Retired Chairman & CEO Cummins, Inc.
Director since 2012 / Independent Lead Director since 2016 Committees: Executive
Non-Executive Chairman of GM’s Board (2014 to 2016)
Retired Chairman and Chief Executive Officer of Cummins, a global manufacturer of diesel and natural gas engines and engine-related component products, from 2000 until his retirement in 2011
Extensive experience and insight into the complexities of managing a major global organization, including the importance of vehicle and workplace safety. Led Cummins through strong financial performance and shareholder returns, international growth, business restructuring, and leadership in emissions reduction technology and related environmental activities, corporate responsibility, diversity, and human rights issues.
Prior to becoming Chairman and CEO, held various other senior management roles, including President and Chief Operating Officer from 1995 through 1999
Extensive experience in manufacturing and engineering of diesel engines and compliance with challenging emissions laws and regulations enables significant contributions to Board deliberations regarding GM’s global product development strategies
Previous experience in serving as U.S. Chairman of the U.S.-Brazil CEO Forum provides valuable insight into advancing the business priorities of our operations in South America
Experience as a lead director of other large, global public companies, particularly in the areas of finance, accounting and corporate governance
Other Public Directorships: Lead Director at Ball Corporation Learn More
Joseph J. Ashton
Retired Vice President, United Auto Workers Director since 2014 Committees: Finance, Risk
Retired Vice President, United Auto Workers (since 2014)
Director of UAW’s Region 9 (Central NY, NJ, & PA) from 2006 to 2010 & assistant director from 2003 to 2006
Played a key role in organizing campaigns and contract negotiations with major manufacturing and technology companies in a variety of industries, including vehicle components, defense, aerospace, steel and marine products
Brings knowledge of labor relations matters, which is valuable with respect to the Company’s ongoing labor considerations, as well as GM’s commitment to industry leadership in global workplace safety
Deep understanding of how labor strategy can affect a company’s financial success, including expertise in areas such as manufacturing processes, pension and health care costs, government relations, employee engagement and training and plant safety
Designated for nomination to the GM Board by the UAW Retiree Medical Benefits Trust
Other Public Company Directorships: None Learn More
Linda R. Gooden
Retired Executive Vice President, Information Systems & Global Solutions, Lockheed Martin Corporation Director since 2015 Committees: Audit, Risk
Retired Executive Vice President, Information Systems & Global Solutions, Lockheed Martin Corporation (since 2013)
Brings strong leadership capability demonstrated through various senior leadership positions at Lockheed
Has significant operations and strategic planning expertise and an extensive background in information technology (“IT”) and cybersecurity; her deep knowledge of IT and cybersecurity adds a valuable perspective to Board deliberations regarding GM’s IT function, and various technology systems and processes, including those related to mobility and autonomous vehicles
Brings experience in business restructuring, finance and risk management
Experience as a director at other large, global public companies, particularly in the areas of finance, audit, strategic investments, acquisitions, divestitures and technology and innovation
Other Public Company Directorships: Automatic Data Processing, Inc., The Home Depot, Inc., and WGL Holdings, Inc. (“WGL”) and Washington Gas Light Company, a subsidiary of WGL
Learn More Joseph Jimenez
Chief Executive Officer, Novartis AG Director since 2015
Committees: Executive Compensation, Governance and Corporate Responsibility
Chief Executive Officer, Novartis AG (since 2010)
Previously worked as an Advisor to Blackstone from 2006 to 2007 and in various leadership positions in Heinz from 1999 to 2006 and ConAgra from 1993 to 1998
Brings significant international and operational leadership, strategic planning, and business and finance experience gained through his role as CEO of Novartis, a complex, global company in a highly regulated industry, and previously as President of various operating divisions at Heinz and ConAgra
Long track record in consumer businesses, which brings a consumer orientation and valuable insight to Board deliberations regarding our strategy to enhance the customer experience and earn customers for life
Business restructuring expertise and past experience executing significant business transformations and innovations at both Heinz and Novartis, which has enabled significant contributions to our Board’s ongoing evaluation of the structure of our global business
Prior experience as a director of another large, global public company, including service on its governance and finance committees
Other Public Company Directorships: None Learn More
Jane L. Mendillo
Retired President & Chief Executive Officer, Harvard Management Company Director since 2016 Committees: Audit, Finance
Retired President & Chief Executive Officer, Harvard Management Company (since 2014)
Managed Harvard’s University’s approximately $37 billion global endowment and related assets
Chief Investment Officer of Wellesley College from 2002 to 2008
Brings valuable financial perspective and extensive investment management experience
Strong senior leadership and risk management experience, as well as capital markets expertise, from over 30 years managing globally diverse portfolios in the endowment and investment management field
As President and CEO of HMC, successfully led the company through the financial crisis, repositioning the endowment and reestablishing a world-class investment platform to support Harvard’s future educational and research goals
As the Chief Investment Officer of Wellesley College, built the college’s first investment office and delivered substantial growth in the college endowment through a period of rapidly changing market conditions
Makes significant contributions to the Board’s oversight of GM’s strategic initiatives, particularly the evaluation of GM’s disciplined capital allocation framework and its financial policies and transactions, and varied financial and risk management issues.
Other Public Company Directorships: Lazard Ltd Learn More
ADM Michael G. Mullen, USN
Former Chairman, Joint Chiefs of Staff Director since 2013
Committees: Audit, Executive, Risk (Chair)
Brings extensive senior leadership experience gained over his 43-year career in the U.S. military, including serving as Chairman of the Joint Chiefs of Staff, the highest-ranking officer in the U.S., from 2007 until his retirement in 2011
President of MGM Consulting LLC since 2012
Involvement in key aspects of U.S. diplomacy, including forging vital relationships with diverse countries around the world, brings valuable insight to our Board as we continue to evaluate the structure of our global business
Deep experience leading change in complex organizations, risk management, crisis management, executive development and succession planning, diversity implementation, strategic planning, budget policy, cybersecurity and technical innovation, all of which are important to the oversight of GM’s strategic initiatives
Significant contribution to our Board, including with respect to GM’s efforts to continue to transform its safety culture to become an industry leader in vehicle and workplace safety
Other Public Company Directorships: Sprint Corporation Learn More
James J. Mulva
Retired Chairman, & Chief Executive Officer, ConocoPhillips Director since 2012
Committees: Executive, Executive Compensation, Finance (Chair), Risk
Retired Chairman & Chief Executive Officer, ConocoPhillips (since 2012)
Brings 39 years of experience in the energy industry, first at Phillips Petroleum Company and then ConocoPhillips
Chairman & Chief Executive Officer of ConocoPhillips from 2004 until his retirement in 2012 o Chairman, President & Chief Executive Officer of ConocoPhillips from 2004 to 2008 o President & Chief Executive Officer of ConocoPhillips from 2002 to 2004
Prior to overseeing the merger of Conoco and Phillips in 2002, served as Chairman and CEO of Phillips, where he also held various domestic and international senior management positions in finance, including Executive Vice President and Chief Financial Officer
As CEO of Phillips and later ConocoPhillips, oversaw mergers and acquisitions, business restructurings, and negotiated joint ventures, positioning the company to compete in an increasingly challenging and highly competitive industry
Brings global strategic manufacturing expertise and keen risk and safety management experience, allowing significant contributions to Board deliberations in these and other important areas
Also brings in-depth background in finance in large, complex public companies
Other Public Company Directorships: General Electric Company Learn More
Patricia F. Russo
Chairman, Hewlett-Packard Enterprise Company Director since 2009
Committees: Executive, Executive Compensation, Finance, Governance and Corporate Responsibility (Chair)
Chairman, Hewlett Packard Enterprise Company (since November 2015)
Previously served as the Chief Executive Officer of Alcatel-Lucent S.A. from 2006 to 2008
Demonstrated leadership and proven business acumen, as the CEO of highly technical, global, complex companies
Dealt with a wide range of issues, including mergers and acquisitions, technology disruptions and business restructuring, as she led Lucent’s recovery through a severe industry downturn and later a merger with Alcatel, a French company
Led the HP board of directors in connection with its split into two public companies, gaining valuable experience in connection with a highly complex business restructuring transaction
Brings extensive global experience in corporate strategy, finance, sales and marketing, technology and leadership development
Extensive expertise in corporate governance and executive compensation gained from her robust service on boards and board committees of other large, global public companies
Other Public Company Directorships: Arconic Inc. (formerly Alcoa) (Interim Chairman), Hewlett Packard Enterprise Company (Chairman), KKR Management LLC (the managing partner of KKR & Co. L.P.), and Merck & Co. Inc.
Learn More Thomas M. Schoewe
Retired Executive Vice President & Chief Financial Officer, Wal-Mart Stores, Inc.
Director since 2011
Committees: Audit (Chair), Executive, Finance, Risk
Retired Executive Vice President & Chief Financial Officer, Wal-Mart Stores, Inc. (since 2011)
Previously served in various leadership positions for Black & Decker Corp from 1986 to 1999
With extensive financial experience acquired through positions held as chief financial officer of large multinational, consumer-facing companies, Mr. Schoewe brings financial expertise, corporate leadership, and operational experience to the Board
Demonstrated leadership in corporate finance has provided key skills, including financial reporting, accounting and control, business planning and analysis, and risk management, that are valuable to the oversight of our business. Experience at Wal-Mart and Black & Decker with large-scale, transformational information technology implementations provides valuable insight to our IT organization
Previous and current board positions at public companies involved with home building, security, and investments provides exposure to diverse industries with unique challenges, enabling significant contributions to our Board across a broad range of issues facing the Company
Other Public Company Directorships: KKR Management LLC and Northrop Grumman Corporation Learn More
Carol M. Stephenson
Retired Dean, Ivey Business School, The University of Western Ontario Director since 2009
Committees: Executive, Executive Compensation (Chair), Governance and Corporate Responsibility
Retired Dean, Ivey Business School, The University of Western Ontario (since 2013)
Previously served as President and Chief Executive Officer of Lucent Technologies Canada from 1999 to 2003
Provides Board with diverse perspectives and progressive management expertise in marketing, operations, strategic planning, technology development and financial management
Experience on the boards of several top Canadian companies provides our Board with a broad perspective on successful management strategies and insight on matters affecting the business interests of GM and GM Canada
Brings experience in serving on the compensation and governance committees of other public companies
Other Public Company Directorships: Ballard Power Systems, Inc., Intact Financial Corporation (formerly ING Canada) and Maple Leaf Foods Inc.
Learn More
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Press Releases

GM Statement in Response to Greenlight Capital's Preliminary Proxy Filing

2017-04-12

General Motors has reviewed the preliminary proxy materials filed by Greenlight Capital. Our evaluation of the overall proposal remains unchanged. General Motors presented Greenlight's Dividend Share idea to the rating agencies fully and fairly. The rating agencies' public statements issued regarding the Greenlight proposal clearly indicate that they understood the idea in all its facets, and would represent a credit negative if implemented. Any suggestion to the contrary is baseless and irresponsible.

GM Statement Regarding Shareholder Proposal and Slate from Greenlight Capital

2017-03-28

General Motors Co. (NYSE: GM) confirmed today that its Board of Directors and management team have thoroughly analyzed and rejected a non-binding proposal that Greenlight Capital intends to submit for a vote at GM's 2017 annual meeting of shareholders. The proposal relates to eliminating the dividend on the existing GM common stock and distributing an unprecedented new dividend-focused security ("dividend security"), thereby creating a dual-class common stock structure. In connection with its proposal, Greenlight has also nominated a slate of four candidates for election to GM's Board of Directors.

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